Exhibit 10.9.2
--------------

                      FIRST AMENDMENT TO LEASE AGREEMENT
                      ----------------------------------

          This FIRST AMENDMENT TO LEASE AGREEMENT is made as of the this 30th day of December, 1999, by and between QRS 11 (AL), INC., an Alabama corporation, having a mailing address c/o W. P. Carey & Co., Inc., 50 Rockefeller Plaza, Second Floor, New York, New York 10020 ("Landlord") and SPORTS WHOLESALE, INC.,
                                         --------
an Alabama corporation having a mailing address at 451 Industrial Lane, Birmingham, Alabama ("Tenant"),.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Landlord and Tenant entered into a certain Lease Agreement dated as of February 12, 1996 (the "Lease"); and
                                    -----

          WHEREAS, Landlord and Tenant desire to amend the Lease as hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

          1.   Paragraph 2, Certain Definitions, is hereby amended in the
                            -------------------
following respects:

               (a) The definition of "Addition" is hereby added as follows:
"Addition" shall mean the 87,510 square foot addition to the Improvements.

               (b) The definition of "Acquisition Cost" is hereby deleted and the following is inserted in lieu thereof:

               (c) "Acquisition Cost" shall mean $7,023,784.36.

               (d) The definition of "Improvements" is hereby deleted in its entirety, and the following is inserted in lieu thereof:

                   "Improvements" shall mean the improvements as defined in paragraph 1 and shall include, without limitation, the Addition.

          2.   Paragraph 5, Term, is hereby amended by deleting subparagraph (a)
                            ----
in its entirety and inserting the following in lieu thereof:

               "(a) Subject to the provisions hereof, Tenant shall have and hold the leased premises for an initial term (such term, as extended or renewed in accordance with the provisions hereof, being called the "Term") commencing on
                                                            ----
February 12, 1996 (the "Commencement Date") and ending on the last day of the
                        -----------------
one hundred eightieth (180th) calendar month following December 30, 1999 (the

"Expiration Date")."
 ---------------

          3.   Exhibit D, Basic Rent Payments, is hereby amended as follows:
                          -------------------

               (a)  Paragraph 1, Basic Rent, is hereby restated as follows:
                                 ----------

                    "Subject to the adjustments provided in paragraphs 2, 3 and 4 below, Basic Rent payable in respect of the Term shall be $740,972.15 per annum, payable quarterly in advance on each Basic Rent Payment Date, in equal installments of $185,243.04 each."


               (b)  The first sentence of Paragraph 3, Effective Dates of CPI
                                                       ----------------------
Adjustments, is hereby restated as follows:  "The first adjustment of Basic Rent
-----------
shall occur on March 1, 2001 (the "First Full Basic Rent Payment Date").
                                   ----------------------------------

          4. Except as specifically amended hereby, the terms and the conditions of the Lease shall remain in full force and effect and binding upon the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease Agreement as of the date first written above.


                                    QRS 11-41 (AL), INC.


                                    By: /s/ Tim Burdette
                                        ------------------------------

                                    Title:  Senior Vice President
                                          ----------------------------


                                    SPORTS WHOLESALE, INC.


                                    By: /s/ Susan H. Fitzgibbon
                                       --------------------------------

                                    Title:  Vice President and Chief
                                          -----------------------------

                                            Financial Officer
                                            -----------------